UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

ENTELLUS MEDICAL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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Filed by Entellus Medical, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Entellus Medical, Inc.

Commission File No.: 001-36814

Dear Entellus International Distribution Partner (named),

I am very excited to inform you that yesterday we announced that we have signed a definitive agreement to be acquired by Stryker Corporation. Stryker is one of the world’s leading medical technology companies offering innovative products and services in Orthopedics, Medical and Surgical, and Neurotechnology and Spine that help improve patient and hospital outcomes. The acquisition of Entellus will allow Stryker to significantly expand its presence in the ENT market.

As a valued business partner, we will strive to be as transparent as possible regarding this transaction. At this juncture we are currently engaged in integration planning to assist in the post-acquisition integration of the two companies and are unable to answer many of your questions. Once this transaction closes, we will reach out to you to provide a detailed overview of our plan moving forward.

Thank you for your support and continued drive to build our mutual business.

Yours sincerely,

Robert White	Stuart Hendry
President and CEO	RVP and GM Europe

Additional Information and Where to Find It

In connection with the proposed merger, Entellus plans to file with the Securities and Exchange Commission (SEC) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, ENTELLUS’ STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Entellus files with the SEC (when available) from the SEC’s website at www.sec.gov and Entellus’ website at www.entellusmedical.com. In addition, the proxy statement and other documents filed by Entellus with the SEC (when available) may be obtained from Entellus free of charge by directing a request to Entellus Medical, Inc., 3600 Holly Lane North, Suite 40, Plymouth, Minnesota 55447.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Entellus and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from Entellus’ stockholders in connection with the proposed merger. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Entellus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 22, 2017, and its definitive proxy statement for the 2017 annual meeting of stockholders, which was filed with the SEC on April 26, 2017. To the extent the holdings of Entellus securities by Entellus’ directors and executive officers have changed since the amounts set forth in Entellus’ proxy statement for its 2017 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Entellus’ website at www.entellusmedical.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities law that are subject to various risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in such statements. Such factors include, but are not limited to: (i) Entellus may be unable to obtain stockholder approval as required for the merger; (ii) conditions to the closing of the merger may not be satisfied; (iii) the merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement of the merger on the ability of Entellus to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Entellus does business, or on Entellus’ operating results and business generally; (v) Entellus’ business may suffer as a result of uncertainty surrounding the merger and disruption of management’s attention due to the merger; (vi) the outcome of any legal proceedings related to the merger; (vii) Entellus may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ix) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (x) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. Additional factors that may affect the future results of Entellus are set forth in its filings with the SEC, including Entellus’ most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Item 1A of Entellus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and Item 1A of Part II of Entellus’ Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017 under the headings “Risk Factors.” The risks and uncertainties described above and in Entellus’ most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q are not exclusive and further information concerning Entellus and its business, including factors that potentially could materially affect its business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements. Readers should also carefully review the risk factors described in other documents that Entellus files from time to time with the SEC. The forward-looking statements in this communication speak only as of the date of this communication. Except as required by law, Entellus assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.